SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant toss.240.14a-12

                            THE GOLDFIELD CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                            THE GOLDFIELD CORPORATION
                           Suite 500, 100 Rialto Place
                            Melbourne, Florida, 32901



                                                                   May 25, 2001


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Stockholders of The Goldfield Corporation to be held on June 19, 2001. According to our latest records, we have not yet received your proxy. Your Board of Directors recommends that stockholders vote FOR all proposals on the agenda.

Your vote is important, no matter how many or how few shares you may own. Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

Thank you for your cooperation.

Very truly yours,



Dwight W. Severs
Secretary








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                 your shares, please call our proxy solicitor,

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